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                                  EXHIBIT 23.2


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                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
The Maxim Group, Inc.

     We consent to the use of our reports included herein and incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                                     /S/ KPMG Peat Marwick LLP



Atlanta, Georgia
January 27, 1997